Exhibit 99.1

                                  [Letterhead]


January 2, 2003

Securities and Exchange Commission
450 Fifth Street
Washington, D.C. 20549

Re:  Advantage America, Inc.

We have read the statements that we understand Advantage America, Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

Sincerely,

/s/  Sprayberry, Barnes, Marietta & Luttrell

Sprayberry, Barnes, Marietta & Luttrell



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